Exhibit 33.2

           ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

      Newport Management Corporation (the "Asserting Party") provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission, in regards to the loans selected in the Platform for the following Period:

      Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January 1, 2006 by Indymac Bank, FSB ("Indymac") (collectively, "Eligible Securitization Transactions", as identified in Schedule A attached hereto), on which escrow payments were disbursed in 2007, specifically Item 1122(d)(4)(xi), only as it relates to the "Applicable Servicing Criteria" described below, and as disclosed by Indymac to the Asserting Party.

      Period: As of and for the year ended December 31, 2007, except as provided below.

      Applicable Servicing Criteria: the servicing criterion which applies to the functions performed by the Asserting Party is set forth in Section 229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:

      1. Processes the obligor's hazard insurance information it receives and provides Indymac with the applicable hazard insurance effective date, payment amount, and payee (collectively, "Insurance Information");

      2. Provides the Insurance Information to Indymac no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information; and

      3. From October 1, 2007 through and including December 31, 2007, disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

      With respect to the Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):

      1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

      2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.

      3. Other than as identified on Schedule B attached hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

      KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance as of and for the year ended December 31, 2007.

                                                  NEWPORT MANAGEMENT CORPORATION

                                   By:  /s/ Mark Ulmer
                                        ------------------
                                        Mark Ulmer

                                   Its: Executive Vice President
                                        -----------------------------
                                             Dated: February 28, 2008

                                   SCHEDULE A
                                   ----------

                      ELIGIBLE SECURITIZATION TRANSACTIONS
                      ------------------------------------

--------------------------------------------------------------------------------------------
Sale                         Sale_Name               Securitization      Classification
 #                                                        Year
--------------------------------------------------------------------------------------------
 137   LXS 2006-12N LB 7/27/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 139   LXS 2006-11 7/27/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 140   LMT 2006-4 7/28/06                                 2006       Private Securitizations
--------------------------------------------------------------------------------------------
 141   BSALTA 2006-5 7/28/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 159   GSR 2006-OA1 8/24/06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 178   MARM 2006-0A2 11/15/06                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 187   ITF SARM 2006-8 (LB) 8/31/06                       2006       Private Securitizations
--------------------------------------------------------------------------------------------
 188   LXS 2006-14N (LB) 8/31/06                          2006       Private Securitizations
--------------------------------------------------------------------------------------------
 193   ITF LXS 2006-13 8/31/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 199   HARBORVIEW 2006-8 (GW) 8/30/06                     2006       Private Securitizations
--------------------------------------------------------------------------------------------
 212   Countrywide Hybrid                                 2006       Whole Loan Deal
--------------------------------------------------------------------------------------------
 213   GSR 2006-2F                                        2006       Private Securitizations
--------------------------------------------------------------------------------------------
 214   GSR 2006-3F 03-30-06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 219   GSR 2006-5F 5/26/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 229   DBALT 2006-AF1 03-31-06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 231   MASTR 2006-1 03-29-06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 231   HARBORVIEW 2006-2                                  2006       Private Securitizations
--------------------------------------------------------------------------------------------
 233   LUMINENT 2006-3 (4-28-06)                          2006       Private Securitizations
--------------------------------------------------------------------------------------------
 234   ITF SARM 2006-4 04/28/06                           2006       Private Securitizations
--------------------------------------------------------------------------------------------
 235   BAFC 2006-D 04/28/06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 237   BANA E*TRADE 04/28/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 238   LXS 2006-7 04/28/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 239   GSR 2006-4F 4-28-06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 276   ITF LXS 2006-8 05/31/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 278   GSAMP 2006-S4 (6-9-06)                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 285   MALT 2006-3 (6-30-06)                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 286   ITF LXS 2006-10N (6-30-06)                         2006       Private Securitizations
--------------------------------------------------------------------------------------------
 287   LUMINENT 2006-5 (6-29-06)                          2006       Private Securitizations
--------------------------------------------------------------------------------------------
 294   LMT 2006-5 8-31-06                                 2006       Private Securitizations
--------------------------------------------------------------------------------------------
 296   GSAA 2006-17 10/30/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 297   DBALT 2006-AR5 10/30/06                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 374   ITF LXS 2006-16N 092906                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 377   ITF LXS 2006-15 092906                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 378   BAFC 2006-H 9/29/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 379   CSMC 2006-8 09/29/06                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 430   LUMINENT 2006-6 092806                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 431   MLMI 2006-HE5 092906                               2006       Private Securitizations
--------------------------------------------------------------------------------------------
 432   MLMI 2006-F1 (ML) 09/29/06                         2006       Private Securitizations
--------------------------------------------------------------------------------------------
 433   LMT 2006-6 09/29/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------

 440   ITF CSAB 2006-3 10/31/2006                         2006       Private Securitizations
--------------------------------------------------------------------------------------------
 441   ITF LXS 2006-17 10/30/06                           2006       Private Securitizations
--------------------------------------------------------------------------------------------
 442   CSMC 2006-9 10/30/2006                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 443   LMT 2006-7 10/30/06                                2006       Private Securitizations
--------------------------------------------------------------------------------------------
 446   GSAA 2007-3                                        2006       Reconstitution
--------------------------------------------------------------------------------------------
 447   LXS 2006-18N 11/29/2006                            2006       Private Securitizations
--------------------------------------------------------------------------------------------
 448   LXS 2006-19 11/29/2006                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 449   LMT 2006-8 11/29/2006                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
 456   JPALT 2006-S4 11/29/06                             2006       Private Securitizations
--------------------------------------------------------------------------------------------
 457   BCAP 2006-AA2 11/30/2006                           2006       Private Securitizations
--------------------------------------------------------------------------------------------
 458   ACE 2006-SD3 11/30/06                              2006       Private Securitizations
--------------------------------------------------------------------------------------------
       INDX 2006 R-1: INDX 2005-AR25 Credit Suisse                   Public Re-
 647   7/28/05                                            2006       Securitization
--------------------------------------------------------------------------------------------
 651   ITF INABS 2006-A 02-09-06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
                                                                     Public Re-
 652   RAST 2006-A1 02/27/2006                            2006       Securitization
--------------------------------------------------------------------------------------------
 659   INDX 2006-AR2 02/28/2006                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 660   INDX 2006-AR3 02/28/2006                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 661   INABS 2006-B 03/14/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 662   ITF LOT LOAN 2006-L1 03-24-06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
 663   ITF RAST 2006-A2 03/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 664   ITF RAST 2006-A4 03/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 665   ITF INDX 2006-AR4 03/31/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
 666   ITF INDX 2006-AR5 03/30/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
 667   ITF INDX 2006-AR7 03/30/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
                                                                     Public Re-
 668   ITF RAST 2006-A3 03/30/06                          2006       Securitization
--------------------------------------------------------------------------------------------
 669   INDX 2006-AR9 SETTLED 04/27/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 670   RAST 2006 A5CB (LB)                                2006       Public Securitizations
--------------------------------------------------------------------------------------------
 671   INDS 2006-1 SETTLED 04/27/06                       2006       Public Securitizations
--------------------------------------------------------------------------------------------
 672   INDX 2006-AR6 04/28/06                             2006       Public Securitizations
--------------------------------------------------------------------------------------------
 673   INDX 2006 AR11 (BS) 4-27-06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 674   INDX 2006-AR13 (5-30-06)                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 675   RAST 2006-A6 (5-30-2006)                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 676   INDX 2006-AR8 (5-31-2006)                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 677   ITF INABS 2006-C REMIC 6/15/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 678   LOT LOAN 2006-L2 (BS) 06/15/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 679   INDS 2006-A CES (UBS) 5/22/06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
 680   INDX 2006-AR15 SETTLED 5/30/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
 681   RAST 2006-A7 CB SETTLED 5/30/06                    2006       Public Securitizations
--------------------------------------------------------------------------------------------
 683   INABS 2006-D (UBS) 09/13/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 684   RAST 2006-A8 (CSFB) 6/28/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 685   INDX 2006-AR21 (DBSI) 6/28/06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
 686   INDA 2006-1 (DBSI) 6/29/26                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
 687   INDS 2006-2B UBS/BS 9/18/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 688   ITF INDX 2006-AR-I9 (6-29-06)                      2006       Public Securitizations
--------------------------------------------------------------------------------------------

 690   INDB 2006-1 (6-29-06)                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 693   RAST 2006-A9CB ML 7/27/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 694   RAST 2006-A10 GS 7/27/06                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 695   INDX 2006-AR23 DB 7/28/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 696   INDX 2006-AR12 (ML) 7/27/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 697   INDX 2006-AR25 (MS) 7/28/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
 698   RAST 2006-A11 8/29/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 699   INDA 2006-AR2 8/30/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 807   DBALTA 2006-AR 2 6/30/06                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 808   HARBORVIEW 2006-6 6/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
 809   GSR 2006-6F (GS) 6/30/06                           2006       Public Securitizations
--------------------------------------------------------------------------------------------
 840   DBALT 2006-AR1 1/31/06                             2006       Public Securitizations
--------------------------------------------------------------------------------------------
 849   GSR 2006-1F 1/30/06                                2006       Public Securitizations
--------------------------------------------------------------------------------------------
 902   BSALTA 2006-1 1/30/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
 903   ITF LXS 2006-2N 1/31/06                            2006       Public Securitizations
--------------------------------------------------------------------------------------------
 918   BAVVIEW 2006-A 02/08/06                            2006       Public Securitizations
--------------------------------------------------------------------------------------------
 921   BSALTA 2006-4 6/30/06                              2006       Public Securitizations
--------------------------------------------------------------------------------------------
4101   DBALT 2006-AR6 12/15/06                            2006       Reconstitution
--------------------------------------------------------------------------------------------
4102   HARBORVIEW 2006-14 12/22/06                        2006       Reconstitution
--------------------------------------------------------------------------------------------
4103   MSM 2006-17XS 12/28/06                             2006       Reconstitution
--------------------------------------------------------------------------------------------
4104   GSR 2006-10F 12/29/06                              2006       Reconstitution
--------------------------------------------------------------------------------------------
4105   JPMMT 2006-S4 12/21/06                             2006       Reconstitution
--------------------------------------------------------------------------------------------
4106   GSAA 2006-20 12/29/06                              2006       Reconstitution
--------------------------------------------------------------------------------------------
4108   LMT 2006-9 12/29/06                                2006       Reconstitution
--------------------------------------------------------------------------------------------
4109   LXS 2006-20 12/29/06                               2006       Reconstitution
--------------------------------------------------------------------------------------------
4110   LUMINENT 2006-7 12/14/2006                         2006       Reconstitution
--------------------------------------------------------------------------------------------
4111   BSALTA 2006-8 12/28/06                             2006       Reconstitution
--------------------------------------------------------------------------------------------
4113   MARM 2007-1                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4114   DBALT 2007-AR1                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4115   Luminent 2007-1                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4116   MSM 2007-2AX                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4117   CSMC 2007-1                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4118   MSM 2007-1XS                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4119   LXS 2007-1                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4120   LXS 2007-2N                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4121   MSM 2007-5AX                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4122   DBALT 2007-BAR1                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4123   LMT 2007-1                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4125   HCSB 2007-1                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4126   MSM 2007-3XS                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4127   BCAP 2007-AA1                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4128   CSMC 2207-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4129   LMT 2007-2                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4130   CS ARMT 2007-1                                     2007       Reconstitution
--------------------------------------------------------------------------------------------

4131   DBALT 2007-AR2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4132   MANA 2007-F1                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4133   LXS 2007-3                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4134   MARM 2007-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4135   HCSB 2007-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4136   CSMC 2007-2                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4138   LXS 2007-4N                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4139   LMT 2007-3                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4140   MANA 2007-OAR2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4141   DBALT 2007-OA2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4142   LMT 2007-3 Lehman Reconstitution                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4143   CSMC 2007-3                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4144   GSAA 2007-4                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4145   BAYVIEW 2007-2                                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4147   MLMBS 2007-1                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4148   WACHOVIA TO DLJMC                                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4149   DBALT 2007-AR3 Deutsche Bank Reconstitution        2007       Reconstitution
--------------------------------------------------------------------------------------------
4151   DBALT 2007-AB1 Deutsche Bank Reconstitution        2007       Reconstitution
--------------------------------------------------------------------------------------------
4152   LXS 2007-6 (Lehman) Reconstitution                 2007       Reconstitution
--------------------------------------------------------------------------------------------
4153   JPMMT 2007-S2                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4154   GSR 2007-AR2 Goldman Sachs Reconstitution          2007       Reconstitution
--------------------------------------------------------------------------------------------
4155   MARM 2007-3 (UBS) Reconstitution                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4157   LMT 2007-4 (Lehman)                                2007       Reconstitution
--------------------------------------------------------------------------------------------
4158   ARMT 2007-2 (CSFB) Reconstitution                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4159   Luminent 2007-2                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4160   HCSB 2007-4                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4161   CSAB 2007-1 (CSFB) Reconstitution                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4166   LMT 2007-5 Lehman Reconstitution                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4167   CSMC 2007-4 Credit Suisse Reconstitution           2007       Reconstitution
--------------------------------------------------------------------------------------------
4169   Goldman Sachs/E*Trade Reconstitution               2007       Reconstitution
--------------------------------------------------------------------------------------------
4171   LXS 2007-9 Reconstitution                          2007       Reconstitution
--------------------------------------------------------------------------------------------
4172   CSFB TO E*TRADE                                    2007       Reconstitution
--------------------------------------------------------------------------------------------
4173   Bayview 2007-B Bayview Reconstitution              2007       Reconstitution
--------------------------------------------------------------------------------------------
4174   BAYVIEW 2007-3 Reconstitution                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4175   MSM 2007-12 Morgan Stanley Reconstitution          2007       Reconstitution
--------------------------------------------------------------------------------------------
4177   LXS 2007-12N Lehman Reconstitution                 2007       Reconstitution
--------------------------------------------------------------------------------------------
4178   LMT 2007-07 Lehman Reconstitution                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4179   HCSB 2007-7                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4180   ALLIANCE 2007-OA1                                  2007       Reconstitution
--------------------------------------------------------------------------------------------
4182   LXS 2007-11 (LEHMAN)                               2007       Reconstitution
--------------------------------------------------------------------------------------------
4184   MLMBS 2007-3 Merrill Lynch Reconstitution          2007       Reconstitution
--------------------------------------------------------------------------------------------
4185   MANA 2007-OAR4 (MERRILL LYNCH)                     2007       Reconstitution
--------------------------------------------------------------------------------------------
4186   LXS 2007-15N Lehman Reconstitution                 2007       Reconstitution
--------------------------------------------------------------------------------------------
4187   CWALT 2007-OA9 (Countrywide Reconstitution)        2007       Reconstitution
--------------------------------------------------------------------------------------------

4189   DBALT 2007-2 (Deutsche 8ank)                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4194   HBV 2007-7                                         2007       Reconstitution
--------------------------------------------------------------------------------------------
4195   CSMC 2007-6 Credit Suisse                          2007       Reconstitution
--------------------------------------------------------------------------------------------
4196   SOUNDVIEW 2007-2                                   2007       Reconstitution
--------------------------------------------------------------------------------------------
4198   MSM 2007-14AR                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4199   GSR 2007-OA2                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4201   MSM 2007-15AR                                      2007       Reconstitution
--------------------------------------------------------------------------------------------
4202   LMT 2007-10                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4203   SARM 2007-11                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4205   HCSB 2007-12                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4206   CSMC 2007-7                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4207   ARMT 2007-3                                        2007       Reconstitution
--------------------------------------------------------------------------------------------
4209   HCSB 2007-13                                       2007       Reconstitution
--------------------------------------------------------------------------------------------
4212   CWALT 2007-OA7 (Countrywide Reconstitution)        2007       Reconstitution
--------------------------------------------------------------------------------------------
5023   COUNTRYWIDE 12MAT CMT 13167 3/30/07                2007       Whole Loan Deal
--------------------------------------------------------------------------------------------
6001   INDX 2006-AR27 DB 8/30/06                          2006       Public Securitizations
--------------------------------------------------------------------------------------------
6002   LOT LOAN 2006-L3 (LB) 09/22/06                     2006       Public Securitizations
--------------------------------------------------------------------------------------------
6003   RAST 2006-A12(BS) 09/27/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
6004   INDX 2006-AR31(ML) 09/27/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
6006   RAST 2006-A13(CITI) 10/27/06                       2006       Public Securitizations
--------------------------------------------------------------------------------------------
6007   INDA 2006-AR3 (GS) 10/30/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
6008   RAST 2006-A14 CB (GREENWICH) 11/3/06               2006       Public Securitizations
--------------------------------------------------------------------------------------------
6009   INDX 2006-AR14 (LEHMAN) 10/31/06                   2006       Public Securitizations
--------------------------------------------------------------------------------------------
6011   INDX 2006-AR29(JP MORGAN) 09/28/06                 2006       Public Securitizations
--------------------------------------------------------------------------------------------
6012   INDX 2006-FLX1 (DB) 09/28/06                       2006       Public Securitizations
--------------------------------------------------------------------------------------------
6013   RAST 2006-A15 COUNTRYWIDE 11/28/06                 2006       Public Securitizations
--------------------------------------------------------------------------------------------
6014   INDX 2006-AR35 RBS GREENWICH 11/29/06              2006       Public Securitizations
--------------------------------------------------------------------------------------------
6015   INDX 2006-AR33 CREDIT SUISSE 11/29/06              2006       Public Securitizations
--------------------------------------------------------------------------------------------
6017   INDS 2006-3C (UBS) SECONDS 12/7/06                 2006       Public Securitizations
--------------------------------------------------------------------------------------------
6018   INABS 2006-E LEHMAN 12/8/06                        2006       Public Securitizations
--------------------------------------------------------------------------------------------
6019   LOT LOANS 2006-L4 12/21/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
6020   INDX 2006-AR39 (BOA) 12/28/06                      2006       Public Securitizations
--------------------------------------------------------------------------------------------
6021   INDX 2006-AR37(CREDIT SUISSE) 12/28/06             2006       Public Securitizations
--------------------------------------------------------------------------------------------
6022   RAST 2006-A16(LB) 12/28/06                         2006       Public Securitizations
--------------------------------------------------------------------------------------------
6023   INDX 2006-AR41 (CREDIT SUISSE) 12/27/06            2006       Public Securitizations
--------------------------------------------------------------------------------------------
6024   INDS 2007-2                                        2007       Public Securitizations
--------------------------------------------------------------------------------------------
6027   INDA 2007-AR1                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6028   RAST 2007-A1                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6029   INDX 2007-FLX1                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6030   INDS 2007-1                                        2007       Public Securitizations
--------------------------------------------------------------------------------------------
6031   INABS 2007-A                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6032   INDX 2007-AR1                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6033   INDX 2007-FLX2                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6034   RAST 2007-A2                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------

6035   RAST 2007-A3                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6037   Lot Loan 2007-L1                                   2007       Public Securitizations
--------------------------------------------------------------------------------------------
6038   INDX 2007-AR5                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6040   RAST 2007-A5                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6042   INDA 2007-AR2                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6043   INDX 2007-FLX3                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6044   INDX 2007-AR7                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6045   INDX 2007-AR9                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6046   INDX 2007-AR11                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6047   RAST 2007-A6                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6048   IMSC 2007-F1                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6049   INDX 2007-FLX4                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6050   INDA 2007-AR3                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6051   INDX 2007-AR13                                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6052   RAST 2007-A7                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6053   INABS 2007-B (Lehman)                              2007       Public Securitizations
--------------------------------------------------------------------------------------------
6054   INDX 2007-AR21IP                                   2007       Public Securitizations
--------------------------------------------------------------------------------------------
6056   INDA 2007-AR4 (Merrill Lynch)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6057   INDX 2007-FLX5 (Merrill)                           2007       Public Securitizations
--------------------------------------------------------------------------------------------
6058   RAST 2007-A8 (Bear Stearns)                        2007       Public Securitizations
--------------------------------------------------------------------------------------------
6059   IMSC 2007-HOA-1(UBS)                               2007       Public Securitizations
--------------------------------------------------------------------------------------------
6060   INDX 2007-AR15 (Credit Suisse)                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6061   IMSC 2007-AR1 (Credit Suisse & ISC)                2007       Public Securitizations
--------------------------------------------------------------------------------------------
6062   IMSC 2007-F2 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6063   IMJA 2007-A1 (UBS)                                 2007       Public Securitizations
--------------------------------------------------------------------------------------------
6064   INDX 2007-AR17 (Bear Stearns)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6065   RAST 2007-A9 (Merrill Lynch)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6066   IMSC 20O7-AR2 Conduit (Goldman Sachs)              2007       Public Securitizations
--------------------------------------------------------------------------------------------
6067   INDA 2007-AR5 (Merrill Lynch)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6068   INDX 2007-FLX6 (Merrill Lynch)                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6069   INDX 2007-AR19 (Credit Suisse)                     2007       Public Securitizations
--------------------------------------------------------------------------------------------
6070   INDA 2007-AR6 (Merrill Lynch)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6071   IMSC 2007-F3 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6072   IMJA 2007-A2 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6073   IMJA 2007-A3 (Credit Suisse)                       2007       Public Securitizations
--------------------------------------------------------------------------------------------
6074   INDA MORTGAGE LOAN TRUST 2007-AR8                  2007       Public Securitizations
--------------------------------------------------------------------------------------------
6075   INDA 2007-AR7 (Credit Suisse)                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6076   INDA 2007-AR9                                      2007       Public Securitizations
--------------------------------------------------------------------------------------------
6077   IMJA 2007-A4                                       2007       Public Securitizations
--------------------------------------------------------------------------------------------

                                   SCHEDULE B
                      MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned applicable servicing criterion as of and for the year ended December 31, 2007.